                                                                 Exhibit 18


                         FORM OF AMENDED RULE 18f-3 PLAN


RULE 18f-3 PLAN

     1. A Portfolio of the Fund ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

          (a)  Each such Class:

               (1) (i) Shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                    (ii) May pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

               (2) Shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement;

               (3) Shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; and

               (4) Shall have in all other respects the same rights and obligations as each other class.

          (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.

          (c) (1) Any payments made under paragraph (a)(1)(i) of this Plan shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

               (2) Before any vote on the Plan or the Appendix, the Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

               (3) The provisions of the Plan in Appendix A are severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

          (d) A Portfolio may offer a Class with an exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.

                                   APPENDIX A


RBB FUND
CURRENT DISTRIBUTION FEE LEVELS
APRIL __, 1998

---------------------------------------

A.  MONEY MARKET PORTFOLIO

                                 Current Distribution
 Class                                Fee Level                  Effective Date
 -----                           --------------------            --------------
1. Sansom Street (Class I)       fee 0.05%                       4/10/91
                                 Shareholder Service Fee 0.10%
                                 8/16/88

2. Bedford (Class L)             fee 0.60%                       11/17/94

3. Cash Preservation (Class G)   fee 0.40%                       4/10/91

4. RBB Family (Class E)          fee 0.40%                       4/10/91

5. Janney (Class Alpha 1)        fee 0.60%                       2/l/95

B.  MUNICIPAL MONEY MARKET PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. Sansom Street  (Class  J)     fee 0.05%                       4/10/91
                                 Shareholder Service Fee 0.10%   8/16/88

2. Bedford (Class M)             fee 0.60%                       11/17/94

3. Bradford (Class R)            fee 0.60%                       11/17/94

4. Cash Preservation (Class H)   fee 0.40%                       4/10/91

5. RBB Family (Class F)          fee 0.40%                       4/10/91

6. Janney (Class Alpha 2)        fee 0.60%                       2/l/95

C.  GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. Sansom Street (Class K)       fee 0.05%                       4/10/91
                                 Shareholder Service Fee 0.10%   8/16/88

2. Bedford (Class N)             fee 0.60%                       11/17/94

3. Bradford (Class S)            fee 0.60%                       11/17/94

4. Janney (Class Alpha 3)        fee 0.60%                       2/l/95

D.  GOVERNMENT SECURITIES PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. RBB Family (Class P)          fee 0.40%                       4/10/91

E.  NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. Bedford (Class O)             fee 0.60%                       11/17/94

2. Janney (Class Alpha 4)        fee 0.60%                       2/l/95

F.  BEA INTERNATIONAL EQUITY PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional(Class T)    None                            None
2. BEA Investor (Class II)       fee .50%                        7/10/96
3. BEA Advisor (Class MM)        fee .25%                        7/10/96

G.  BEA EMERGING MARKETS PORTFOLIO

                                 Current Distribution
   Class                               Fee Level                 Effective Date
   -----                         --------------------            --------------
1. BEA Institutional(Class V)    None                            None



2. BEA Investor (Class JJ)       fee .50%                        7/10/96

3. Bea Advisor (Class NN)        fee .25%                        7/10/96

H.  BEA HIGH YIELD PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional(Class U)    None                            None
2. BEA Investor (Class KK)       fee .50%                        7/10/96
3. BEA Advisor (Class OO)        fee .25%                        7/10/96

I.  BEA U.S. CORE EQUITY PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class X)   None                            None

J.  BEA U.S. CORE FIXED INCOME PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class Y)   None                            None

K.  BEA STRATEGIC GLOBAL FIXED INCOME PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class Z)   None                            None

L.  BEA MUNICIPAL BOND FUND

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class AA)  None                            None

M.  BEA SHORT DURATION PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class BB)  None                            None

N.  BEA BALANCED PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class CC)  None                            None

O.  BEA GLOBAL TELECOMMUNICATIONS PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Investor (Class LL)       fee .50%                        7/10/96
2. BEA Advisor (Class PP)        fee .25%                        7/10/96

P.  BEA LONG-SHORT MARKET NEUTRAL PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class ZZ)  None                            6/25/98
2. BEA Advisor (Class AAA)       fee .25%                        6/25/98

Q.  BEA LONG-SHORT EQUITY PORTFOLIO

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         --------------------            --------------
1. BEA Institutional (Class BBB) None                            6/25/98
2. BEA Advisor (Class CCC)       fee .25%                        6/25/98

R.  BEA SELECT ECONOMIC VALUE EQUITY FUND

                                 Current Distribution
   Class                              Fee Level                  Effective Date
   -----                         ---------------------           --------------
1. BEA Institutional (Class FFF) None
2. BEA Advisor (Class GGG)       fee .25%

S.  BOSTON PARTNERS LARGE CAP VALUE FUND

                                   Current Distribution
   Class                               Fee Level                 Effective Date
   -----                           --------------------          --------------
1. Institutional Class (Class QQ)  fee 0.04%                     10/16/96

2. Advisor Class (Class SS)        fee 0.50%                     10/16/96

3. Investor Class (Class RR)       fee 0.25%                     10/16/96

T.  BOSTON PARTNERS MID CAP VALUE FUND

                                   Current Distribution
   Class                                Fee Level                Effective Date
   -----                           --------------------          --------------
1. Institutional Class (Class TT)  fee 0.04%                     6/1/97

2. Investor Class (Class UU)       fee 0.25%                     6/1/97

U.  BOSTON PARTNERS BOND FUND

                                   Current Distribution
   Class                                Fee Level                Effective Date
   -----                           --------------------          --------------
1. Institutional Class (Class VV)  fee 0.04%                     12/29/97

2. Investor Class (Class WW)       fee 0.25%                     12/29/97

V.  BOSTON PARTNERS MICRO CAP VALUE FUND

                                   Current Distribution
                                        Fee Level                Effective Date
                                   --------------------          --------------
1. Institutional Class (Class DDD) fee 0.25%                     7/1/98

2. Investor Class (Class EEE)      fee 0.25%                     7/1/98

W.  SCHNEIDER CAPITAL MANAGEMENT VALUE FUND

                                   Current Distribution
   Class                                Fee Level                Effective Date
   -----                           --------------------          --------------
1. Investor (Class YY)             None                          4/6/98


                                                             APPENDIX B

                                                EXCHANGE PRIVILEGES OF THE PORTFOLIOS
                                                        OF THE RBB FUND, INC.

 ---------------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------------
 FAMILY                                      EACH PORTFOLIO (CLASS) . . .                MAY BE EXCHANGED FOR ANY OF
 ---------------------------------------------------------------------------------------------------------------------------------
 BEA (Institutional Classes)                 International Equity (T)                    International Equity (T)
                                             High Yield (U)                              Strategic Fixed Income (U)
                                             Emerging Markets Equity (V)                 Emerging Markets Equity (V)
                                             U.S. Core Equity (X)                        U.S. Core Equity (X)
                                             U.S. Core Fixed Income (Y)                  U.S. Core Fixed Income (Y)
                                             Strategic Global Fixed Income (Z)           Global Fixed Income (Z)
                                             Municipal Bond Fund (AA)                    Municipal Bond Fund (AA)
                                             Balanced Fund (BB)                          Balanced Fund (BB)
                                             Short Duration Fund (CC)                    Short Duration Fund (CC)
                                             Long-Short Market Neutral (ZZ)              Long-Short Market Neutral (ZZ)
                                             Long-Short Equity (BBB)                     Long-Short Equity (BBB)
                                             Select Economic Value Equity (FFF)          Select Economic Value Equity (FFF)
 ---------------------------------------------------------------------------------------------------------------------------------

 BEA (Investor Classes)                      International Equity (II)                   International Equity (II)
                                             Emerging Markets Equity (JJ)                Emerging Markets Equity (JJ)
                                             High Yield (KK)                             High Yield (KK)
                                             Global Telecommunications (LL)              Global Telecommunications (LL)

                                             Investor Shares of other non-RBB funds      Investor Shares of other non-RBB funds
                                             advised by BEA Associates                   Advised by BEA Associates
 ---------------------------------------------------------------------------------------------------------------------------------

 BEA (Advisor Classes)                       International Equity (MM)                   International Equity (MM)
                                             Emerging Markets Equity (NN)                Emerging Markets Equity (NN)
                                             High Yield (OO)                             High Yield (OO)
                                             Global Telecommunications (PP)              Global Telecommunications (PP)
                                             Long-Short Market Neutral (AAA)             Long-Short Market Neutral (AAA)
                                             Long-Short Equity (CCC)                     Long-Short Equity (CCC)
                                             Select Economic Value Equity (GGG)          Select Economic Value Equity (GGG)

                                             Advisor Shares of other non-RBB funds       Advisor Shares of other non-RBB funds
                                             advised by BEA Associates                   advised by BEA Associates
 ---------------------------------------------------------------------------------------------------------------------------------

 Cash Preservation                           Money Market (G)                            Money Market (G)
                                             Municipal Money Market (H)                  Municipal Money Market (H)
 ---------------------------------------------------------------------------------------------------------------------------------

 RBB                                         Money Market (E)                            Money Market (E)
                                             Municipal Money Market (F)                  Municipal Money Market (F)
                                             Government Securities (P)                   Government Securities (P)
 ---------------------------------------------------------------------------------------------------------------------------------

 Bedford (Bear Stearns)                      Money Market (L)                            Common Shares of other non-RBB funds
                                                                                         advised or sponsored by Bear, Stearns &
                                                                                         Co. Inc.
 ---------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------------
 FAMILY                                      EACH PORTFOLIO (CLASS) . . .                MAY BE EXCHANGED FOR ANY OF
 ---------------------------------------------------------------------------------------------------------------------------------

 Bedford (Valley Forge)                      Money Market (L)                            Common Shares of other non-RBB funds
                                                                                         advised or sponsored by Valley Forge
                                                                                         Capital Holdings, Inc.
 ---------------------------------------------------------------------------------------------------------------------------------

 n/i                                         Micro Cap (FF)                              Growth & Value (HH)
                                             Growth (GG)                                 Larger Cap Value (XX)
                                             Growth & Value (HH)
                                             Larger Cap Value (XX)
 ---------------------------------------------------------------------------------------------------------------------------------

 Schneider Capital Management                Schneider Management Value (YY)             Schneider Management Value (YY)
 ---------------------------------------------------------------------------------------------------------------------------------

 Boston Partners (Institutional Classes)     Mid Cap Value (TT)                          Mid Cap Value (TT)
                                             Large Cap Value (QQ)                        Large Cap Value (QQ)
                                             Bond (VV)                                   Bond (VV)
                                             Micro Cap Value (DDD)                       Micro Cap Value (DDD)
 ---------------------------------------------------------------------------------------------------------------------------------

 Boston Partners (Investor Classes)          Mid Cap Value (UU)                          Mid Cap Value (UU)
                                             Large Cap Value (RR)                        Large Cap Value (RR)
                                             Bond (WW)                                   Bond (WW)
                                             Micro Cap Value (EEE)                       Micro Cap Value (EEE)
 ---------------------------------------------------------------------------------------------------------------------------------
 ---------------------------------------------------------------------------------------------------------------------------------
